UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2005

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                 Entry Into a Material Definitive Agreement.

2005 Management Incentive Plan

Background

As previously disclosed, effective January 1, 2003, SIRVA, Inc. (“SIRVA”) established the SIRVA, Inc. Management Incentive Plan (the “Plan”).  The Plan is designed to enable SIRVA and its subsidiaries to attract, retain, motivate and reward the best qualified executive officers and key employees by providing them with the opportunity to earn competitive compensation directly linked to the company’s performance.  The Compensation Committee of SIRVA’s board of directors administers the Plan and has full discretionary authority with respect to the Plan and awards made thereunder.  The determination of the Compensation Committee on all matters relating to the Plan or any award made thereunder is final and binding.

Under the Plan, the Compensation Committee must establish the performance measures and award determination formula no later than 90 days into each performance period (or another date as may be required or permitted under section 162(m) of the Internal Revenue Code).  On March 11, 2005 the Compensation Committee established the performance measures and award determination formula for 2005, and authorized SIRVA’s Senior Vice President Human Resources and Vice President, Compensation, Benefits and HR Systems to prepare any agreements and other instruments necessary to memorialize the definitive terms and conditions of the 2005 Management Incentive Plan (the “2005 MIP”).  On May 26, 2005, the definitive terms and conditions of the 2005 MIP were finalized.

Eligibility

Under the 2005 MIP, associates of SIRVA (including certain controlled subsidiaries), who are within the senior professional salary band or higher, who are not participating in another incentive plan or bonus program for 2005 (unless that other plan or program specifically provides that the incentive payable is in addition to any 2005 MIP award), and who are not covered by any collective bargaining agreement (unless that agreement specifically provides for participation) are eligible to receive awards under the 2005 MIP.    In addition, the Compensation Committee (or its delegate) may, in its sole discretion, extend participation to any other employee of a SIRVA-controlled company.

Award Thresholds and Calculations

The 2005 MIP sets specific, quantifiable earnings growth and cash generation performance goals for SIRVA, as well as demonstrated leadership values and strategic initiatives for each participant.  The Compensation Committee has established earnings before interest and taxes (“EBIT”) as the earnings growth performance measure and operating funds flow (“OFF”) as the cash generation performance measure for the 2005 MIP.

Subject to the terms of the 2005 MIP, a participant will be eligible to receive an incentive award for 2005, provided that SIRVA EBIT exceeds the minimum level identified in the 2005 MIP.  If, and only if, SIRVA satisfies this minimum performance level, will participants become eligible for awards under the 2005 MIP.  If SIRVA achieves this minimum EBIT level, the total pool available for distribution to participants will be based on each business unit’s individual EBIT and SIRVA’s OFF performance, each as measured against established targets.  Each portion of the award calculation is determined separately.

The Compensation Committee will allocate the total plan pool to each business unit based upon the EBIT accomplishment of each unit relative to established targets.  For purposes of determining the allocation to SIRVA’s corporate support functions, the allocation will be based upon SIRVA EBIT and OFF measurement results.  Subject to Compensation Committee approval, each business unit leader will determine the incentive award for each participant employed in his or her business unit.  SIRVA’s chief executive officer will follow a similar process with respect to business unit leaders, and the chairman of the board of directors will follow a similar process with respect to the chief executive officer, subject in both cases to the final approval of the Compensation Committee.

Earnings Growth

If SIRVA reaches its 2005 minimum EBIT target, the bonus EBIT financial award will be calculated based on each business unit’s performance as measured against its target.  The pay-out percentage is capped at 100% of the established earnings growth.  The following formula will be used in calculating the earnings growth pay-out percentage:

(actual EBIT – minimum EBIT target)

(maximum target EBIT – minimum target EBIT)

Cash Generation

If SIRVA reaches its 2005 minimum OFF level, 50% of the cash generation performance measurement is based upon SIRVA achieving the minimum performance level and 50% upon subjective cash criteria and business unit performance, as measured against the appropriate target.  The pay-out percentage is capped at 100% of the target performance level.  The following formula will be used in calculating the first 50% of the OFF pay-out percentage:

(actual OFF – minimum OFF target)

(maximum target OFF – minimum target OFF)

The Compensation Committee, in its sole discretion, and after taking into account the chief executive officer’s recommendation, will determine the second 50% of the OFF pay-out percentage.  There is no formulaic calculation for this portion of the cash generation performance measurement.

Leadership and Strategic Initiatives

A participant’s performance during 2005 will be evaluated based on the successful completion of established 2005 leadership and strategic initiatives for the participant’s business unit.  These initiatives should be targeted, quantifiable and/or otherwise measurable.  The Compensation Committee can make an adjustment (upward or downward) to any leadership and strategic initiative assessment made by a business unit leader.  The leadership and strategic initiative performance measurement can exceed the capped target performance level by an additional 10% based on the discretion described above.

Weighting of Performance Measures

For purposes of the 2005 MIP, SIRVA’s Relocation Services, North American Moving Services and Europe Moving units and corporate functions will be measured by the following weighting:  Earnings Growth 70%, Cash Generation 20% and Leadership/Strategic Initiatives 10%.

SIRVA’s Asia/Pacific Moving and Network Services units will be measured by the following weighting:  Earnings Growth 60%, Cash Generation 30% and Leadership/Strategic Initiatives 10%.

Partial Year Participation and Termination

Participants who are hired, promoted, demoted, transferred or otherwise moved to a different salary band level during 2005 will be eligible on a pro-rated basis (daily) for the portion of 2005 the associate fell within an eligible salary band level.

Except as otherwise provided in the 2005 MIP, any participant who leaves employment with SIRVA for any reason before payment of any incentive award shall not be eligible for, nor will that participant be deemed to have earned, any incentive award for 2005.  Exceptions will apply for associates who retire at the normal retirement age of 65 or whose employment terminates as a result of death or disability.

Payment

If an incentive award becomes payable under the 2005 MIP, payment of that award will be made, less the appropriate payroll deductions, on or before March 15, 2006.  All payments are to be made in cash and are not eligible for deferral under the 2005 MIP, but may be deferred under certain existing SIRVA plans.  In all cases, eligibility to receive an award under the 2005 MIP, the amount of any such award, and the portion paid will be determined and approved by the Compensation Committee or its delegate, as appropriate, in its sole discretion.

The description of the 2005 MIP set forth above is qualified in its entirety by reference to the actual terms of the plan, which will be filed as an exhibit to SIRVA’s 2004 Annual Report on Form 10-K.

Item 9.01       Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

Not applicable.

(b)      Pro Forma Financial Information.

Not applicable.

(c)      Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date:	June 2, 2005
		By:	/s/ RALPH A. FORD
		Name:	Ralph A. Ford
		Title:	Senior Vice President, General Counsel & Secretary